Exhibit 10.2

Bank of America

Loan Agreement

Date of Agreement:    May 5, 2014

Principal Amount:	$1,000,000.00	Account Number:	18-0000305276

Introduction.      This  Agreement  dated  and effective  as of  May 5, 2014,  is entered  into between  Mechanical  Technology, Incorporated  (the  "Borrower")  and  Bank of America,  N.A. (the "Bank").   The Borrower agrees to the following terms and conditions:

1. LINE OF CREDIT

1.1         Line of Credit Amount.

(a)            During  the availability  period  described  below,  the  Bank will  provide  a line of credit  to the  Borrower  (the "Line         of Credit").   The  amount  of the  Line of Credit  (the "Commitment")   is One  Million  and 00/100    Dollars ($1,000,000.00).

(b)           This  is a revolving  line of credit.   During the  availability  period,  the  Borrower  may  repay  principal  amounts  and reborrow  them.

(c)            The  Borrower  agrees  not to  permit  the principal  balance  outstanding  to exceed  the  Commitment.   If the Borrower exceeds  this  limit, the  Borrower  will  immediately  pay the excess  to the Bank  upon  the Bank's  demand.

1.2         Availability Period.   The  Line of Credit  is available  between  the date  of this Agreement  and July 31J     2015,  or such  earlier  date  as the availability  may terminate  as provided  in this Agreement   (the  "Expiration  Date").

The  availability  period  for this  Line  of Credit will  be considered   renewed  if and only  if the  Bank has sent  to the  Borrower  a written  notice  of renewal  for the  Line  of Credit  (the  "Renewal  Notice").   If this  Line  of Credit  is renewed,  it will  continue  to be subject  to all the terms  and conditions  set forth  in this  Agreement  except  as  modified  by the  Renewal  Notice.   If this Line of Credit  is renewed,  the term  "Expiration  Date" shall  mean the date  set forth  in the  Renewal  Notice  as the  Expiration Date, and all outstanding  principal  plus all accrued  interest shall  be paid on the  Expiration  Date.  The  same  process  for renewal  will apply  to any  subsequent  renewal  of this  Line of Credit.   A  renewal  fee  may  be charged  at the  Bank's  option. The  amount  of the  renewal  fee will  be specified  in the  Renewal  Notice.   If this  Line  of Credit  is not renewed,  the  Bank  in its sole discretion  may allow  the outstanding  balance  to be repaid  in installments  over  a term specified  by the  Bank at the time.   The  Borrower  specifically  understands  that the  interest  rate applicable  to the  Line  of Credit  may be increased  upon term-out  and that the new interest  rate will  apply to the entire  outstanding  principal  balance  due  hereunder.   A transaction fee  may  be charged  at the  Bank's  option.   If so, the amount  will  be specified  in the  term-out  notice.

1.3         Repayment Terms.

(a)            The  Borrower  will  pay interest  on May  30, 2014,  and then  on the  last day of each  month  thereafter  until payment in full of any principal  outstanding  under this Agreement.

(b)           The  Borrower  will  repay  in full any  principal,  interest or other  charges  outstanding  under this Agreement   no later than the  Expiration  Date.

1.4         Prepayments.     The  Borrower  may  prepay  principal  in full or in part at any time without  the  payment  of a prepayment  fee or premium.   The  prepayment  will  be applied  to the most  remote  payment  of principal  due  under this Agreement.

Ref#: 1001553577 : - MECHANICAL TECHNOLOGY, INCORPORATED

AFS Loan Agreement

1.5        Interest Rate.

(a)         The  interest  rate is a rate per year equal  to the UBOR  Daily  Floating  Rate plus 2.75 percentage  point(s).

(b)        The  UBOR  Daily  Floating  Rate  is a fluctuating  rate of interest which  can change  on each  banking  day.   The rate     will  be adjusted  on each  banking  day  to equal  the British  Bankers Association   UBOR  Rate (or any  successor thereto  approved  by the  Bank  if the  British  Bankers  Association  is no longer  making  a USOR  rate available)  for U.S.  Dollar  deposits  for delivery  on the  date  in question  for a one month  term  beginning  on that date.   The  Bank will  use the UBOR  Rate as published  by Reuters  (or other  commercially  available  source  providing  quotations  of such  rate as selected  by the  Bank from time  to time)  as determined  at approximately   11:00 a.m.  London  time two (2) London  Banking  Days  prior to the date  in question,  as adjusted  from time  to time  in the Bank's  sole discretion for  reserve  requirements,  deposit  insurance  assessment  rates and other  regulatory  costs.   If such  rate is not available  at such  time for  any reason,  then  the  rate will  be determined  by such  alternate  method  as reasonably selected  by the  Bank.  A "London  Banking  Day"  is a day on which  banks  in London  are open for business  and dealing  in offshore  dollars.

2. COLLATERAL

2.1         Personal Property.  The  personal  property  listed  below  now owned  or owned  in the future  by the parties  listed below  will secure  Borrower's  obligations  to the Bank  under this Agreement.   The collateral  is further  defined  in security agreement(s}   executed  by the owners  of the collateral.   In addition,  all personal  property  collateral  owned  by the Borrower securing  this Agreement  shall also  secure  all other  present  and future obligations  of the  Borrower  to the  Bank and to any affiliate  of the  Bank  (excluding  any consumer  credit  covered  by the federal  Truth  in Lending  law,  unless the  Borrower  has otherwise  agreed  in writing  or received  written  notice thereof).   All personal  property  collateral  securing  any other  present or future  obligations  of the  Borrower  to the  Bank shall  also secure  this Agreement.

(a)         Equipment and fixtures  owned  by the  Borrower.

(b)         Inventory owned  by the Borrower.

(c)         Receivables owned  by the  Borrower.

3. LOAN ADMINISTRATION AND FEES

3.1         Fees.

(a)         The  Borrower  will  pay to the Bank the fees  set forth on Schedule  A.

3.2        Collection of Payments.

(a)         Payments  will  be made  by debit to a deposit  account,  if direct  debit  is provided  for  in this  Agreement  or is otherwise  authorized  by the  Borrower.   For payments  not made  by direct  debit,  payments  will be made  by mail to the address  shown  on the  Borrower's  statement,  or by such other  method  as may  be permitted  by the  Bank.

(b)         Each disbursement   by the  Bank and each  payment  by the  Borrower will  be evidenced  by records  kept  by the Bank which will, absent  manifest  error,  be conclusively  presumed  to be correct  and accurate  and constitute  an account  stated  between  the Borrower  and the  Bank.

3.3        Borrower's Instructions.

(a)         Subject  to the terms,  conditions  and  procedures  stated  elsewhere  in this Agreement,  the  Bank may  honor instructions  for advances  or repayments  and any  other  instructions  under  this Agreement  given by the  Borrower (if an individual),  or by anyone   of the individuals  the  Bank reasonably  believes  is authorized  to sign loan agreements  on behalf of the  Borrower,  or any other  individual(s)  designated  by anyone   of such  authorized signers  (each  an "Authorized  Individual").   The  Bank  may honor any such  instructions  made  by anyone   of the Authorized  Individuals,  whether  such  instructions  are given in writing  or by telephone,  telefax  or Internet  and intranet websites  designated  by the Bank with  respect to separate  products  or services  offered  by the  Bank.

Ref#: 1001553577 : - MECHANICAL TECHNOLOGY, INCORPORATED

AFS Loan Agreement

3.4         Direct Debit.

(a)            The  Borrower  agrees  that on the  due date  of any amount  due under this Agreement,  the  Bank will debit  the amount  due from deposit  account  number  NY-483043595490   with the  Bank  owned  by Mechanical  Technology, Incorporated  and MTllnstruments,    Inc. (the "Designated  Account").   Should  there  be insufficient  funds  in the Designated  Account  to pay all such  sums when  due, the full amount  of such  deficiency  shall  be immediately  due and payable  by the  Borrower.

(b)           The  Borrower  may terminate  this  direct  debit  arrangement  at any time  by sending  written  notice  to the  Bank.   If the  Borrower  terminates  this arrangement,   then the  principal  amount  outstanding  under this Agreement  will  at the option  of the  Bank bear  interest at a rate  per annum  which  is one (1.0)  percentage  point higher  than  the rate  of interest  otherwise  provided  under this Agreement  and the amount  of each  payment  will  be increased  accordingly.

3.5         Banking   Days.   Unless otherwise  provided  in this Agreement,  a banking  day  is a day other  than  a Saturday, Sunday  or other  day on which  commercial  banks  are authorized  to close,  or are  in fact closed,  in the  state where  the Bank's  lending  office  is located,  and, if such day  relates  to amounts  bearing  interest  at an offshore  rate  (if any),  means any such  day on which dealings  in dollar  deposits  are conducted  among  banks  in the offshore  dollar  interbank  market.   All payments  and disbursements   which  would  be due or which  are received  on a day which  is not a banking  day will  be due or applied,  as applicable,  to the  credit  on the  next  banking  day.

3.6         Interest   Calculation.     Except as otherwise  stated  in this Agreement,  all interest  and fees,  if any,  will  be computed on the  basis of a 360-day  year and the actual  number  of days  elapsed.  This  results  in  more  interest  or a higher  fee than  if a 365-day  year  is used.  Installments  of principal  which  are not  paid when  due under this  Agreement  shall  continue  to bear interest  until  paid.

3.7         Default   Rate.   Upon the  occurrence  of any default  or after  maturity  or after judgment  has been  rendered  on any obligation  under this Agreement,  all amounts  outstanding  under this Agreement,  including  any  unpaid  interest,  fees, or costs,  will at the option  of the Bank  bear  interest at a rate which  is 6.0 percentage  point(s)  higher  than the  rate of  interest otherwise  provided  under this Agreement.    This  may  result  in compounding   of interest.   This  will  not constitute  a waiver  of any default.

4. CONDITIONS

Before  the  Bank  is required  to extend  any credit  to the Borrower  under this Agreement,  it must  receive  any documents and other  items  it may  reasonably  require,  in form  and content  acceptable  to the  Bank, including  any  items specifically listed  below.

4.1         Authorizations.      If the  Borrower  or any guarantor  is anything  other  than  a natural  person,  evidence  that the execution,  delivery  and performance  by the  Borrower  and/or  such guarantor  of this Agreement  and any  instrument  or agreement  required  under this Agreement   have been  duly authorized.

4.2         Governing Documents.   If required by the Bank, a copy  of the Borrower's  organizational   documents,

4.3         Guaranties.   Guaranty signed by MTI Instruments, Inc. ("MTI Instruments, Inc.").

4.4         Security Agreements.    Signed  original  security  agreements  covering  the  personal  property  collateral  which  the Bank  requires.

4.5         Perfection and Evidence of Priority.     Evidence  that the  security  interests  and liens  in favor  of the  Bank are valid,  enforceable,  properly  perfected  in a manner  acceptable  to the  Bank and  prior to  all others'  rights  and interests, except  those  the  Bank consents  to  in writing.   All title  documents  for  motor vehicles  which  are part of the collateral  must show  the  Bank's  interest.

4.6         Payment of Fees.   Payment of all fees,  expenses  and other amounts  due and owing  to the  Bank.   If any fee  is not  paid in cash,  the  Bank may,  in its discretion,  treat  the fee as a principal  advance  under  this Agreement  or deduct  the fee  from the  loan  proceeds.

5. REPRESENTATIONS AND WARRANTIES

Ref#: 1001553577 : - MECHANICAL TECHNOLOGY, INCORPORATED

AFS Loan Agreement

When  the  Borrower  signs  this Agreement,  and until the Bank  is repaid  in full, the Borrower  makes the following representations  and warranties.   Each  request  for an extension  of credit  constitutes  a renewal  of these  representations and warranties  as of the date of the  request:

5.1         Formation.     If the  Borrower  is anything  other than a natural  person,  it is duly formed  and existing  under  the laws of the state  or other jurisdiction  where  organized.

5.2         Authorization.      This Agreement,  and any  instrument  or agreement  required  under this Agreement,  are within  the

Borrower's  powers,  have  been  duly authorized,  and do not conflict  with any of  its organizational   papers.

5.3         Good  Standing.     In each state  in which  the  Borrower  does  business,  it is properly  licensed,  in good  standing, and, where  required,  in compliance  with fictitious  name  statutes.

5.4         Financial   Information.     All financial  and other  information  that  has been  or will  be supplied  to the  Bank is sufficiently  complete  to give the Bank accurate  knowledge  of the  Borrower's  (and any guarantor's)  financial  condition, including  all material  contingent  liabilities.   Since  the date  of the most  recent financial  statement  provided  to the  Bank, there  has been  no material  adverse  change  in the business  condition  (financial  or otherwise),  operations,  properties  or prospects  of the  Borrower  (or any guarantor).   If the  Borrower  is comprised  of the trustees  of a trust,  the above representations   shall also  pertain  to the trustor(s)  of the trust.

5.5         Lawsuits.     There  is no lawsuit,  tax claim  or other  dispute  pending  or threatened  against  the Borrower  which,  if lost, would  impair  the Borrower's  financial  condition  or ability  to repay  the loan, except  as have  been  disclosed  in writing  to the  Bank.

5.6         Other Obligations.     The  Borrower  is not in default  on any obligation  for  borrowed  money,  any  purchase  money obligation  or any other  material  lease,  commitment,  contract,  instrument  or obligation,  except  as have  been disclosed  in writing  to the  Bank.

5.7         Tax Matters.   The  Borrower  has no knowledge  of any pending  assessments  or adjustments  of its income  tax for any year and all taxes due  have been  paid, except  as have  been  disclosed  in writing  to the  Bank.

5.8         No Event  of  Default.    There  is no event which  is, or with  notice or lapse  of time  or both would  be, a default  under this Agreement.

5.9         Collateral.    All collateral  required  in this Agreement  is owned  by the grantor  of the security  interest  free  of any title defects  or any  liens  or interests  of others,  except  those which  have  been approved  by the  Bank  in writing.

5.10       ERISA Plans.

(a)          Each  Plan (other  than a multiemployer  plan)  is in compliance  in all material  respects  with  ERISA,  the Code and other  federal  or state  law, including  all applicable  minimum  funding  standards  and there  have been  no prohibited transactions  with  respect  to any Plan (other  than  a multiemployer   plan), which  has resulted  or could  reasonably be expected  to  result  in a material  adverse  effect.

(b)         With respect to any Plan subject  to Title  IV of ERISA:

(i)           No reportable  event  has occurred  under Section  4043(c)  of ERISA which  requires  notice.

(ii)          No action  by the  Borrower  or any  ERISA  Affiliate  to terminate  or withdraw  from  any  Plan has  been  taken and no notice of intent to terminate  a Plan has  been filed  under Section  4041  or 4042  of ERISA.

(c)            The following  terms  have the meanings  indicated  for purposes  of this Agreement:

(i)           "Code"  means the Internal  Revenue  Code  of 1986, as amended.

(ii)         "ERISA"  means the  Employee  Retirement  Income  Security  Act of  1974, as amended.

(iii)         "ERISA  Affiliate"  means  any trade  or business  (whether  or not incorporated)   under common  control  with the  Borrower  within  the meaning  of Section  414(b)  or (c) of the Code.

Ref#: 1001553577 : - MECHANICAL TECHNOLOGY, INCORPORATED

AFS Loan Agreement

(iv)        "Plan"  means  a plan within the  meaning  of Section  3(2) of ERISA  maintained  or contributed  to  by the Borrower  or any  ERISA Affiliate,  including  any  multiemployer   plan within the  meaning  of Section 4001(a)(3)  of  ERISA.

6. COVENANTS

The  Borrower  agrees,  so long  as credit  is available  under  this Agreement  and until the  Bank  is repaid  in full:

6.1         Use of Proceeds.    To  use the proceeds  of the credit  only for business  purposes.

6.2         Financial Information.     To  provide the  following  financial  information  and  statements  in form and content acceptable  to the  Bank, and such additional  information  as  requested  by the  Bank from time  to time. The  Bank reserves the  right,  upon written  notice  to the Borrower,  to require  the  Borrower  to deliver  financial  information  and statements  to the Bank  more frequently  than  otherwise  provided  below,  and to use such  additional  information  and statements  to measure any applicable  financial  covenants  in this Agreement.

(a)         Within  120 days  of Borrower's  fiscal  year end:

(i)          The  annual  financial  statements  of the Borrower,  certified  and dated  by an authorized  financial  officer. These  financial  statements  must be reviewed  by a Certified  Public Accountant  acceptable  to the  Bank. The  statements  shall  be prepared  on a consolidated   basis.

(ii)         A detailed  aging  of the  Borrower's  receivables  by invoice or a summary  aging  by account  debtor,  as specified  by the  Bank. The statements  shall  be prepared  on a consolidated  basis.

(iii)        A detailed  aging  of the  Borrower's  payables  by invoice,  or a summary  aging  by vendor,  as specified  by the  Bank. The statements  shall  be prepared  on a consolidated   basis.

6.3         Out of Debt  Period.   To  reduce  the amount  of advances  outstanding  under this Agreement  to not more  than zero dollars  for a period  of at least  30 consecutive  days  in each  Line-Year.   "Line-Year"  means  the  period  between  the date  of this Agreement  and July 31,  2015, and each  subsequent  one-year  period  (if any).

6.4         Other Debts.    Not to have  outstanding  or incur any direct  or contingent  liabilities  or lease obligations  (other  than those  to the  Bank  or to any affiliate  of the  Bank), or become  liable  for the liabilities  of others, without  the  Bank's written consent.   This  does  not prohibit:

(a)         Acquiring  goods,  supplies,  or merchandise  on normal trade  credit.

(b)           Liabilities,  lines of credit  and  leases  in existence  on the date  of this  Agreement  disclosed  in writing  to the  Bank.

(c)           If the  Borrower  is a natural  person,  additional  debts  of the Borrower  as an individual  for consumer  purposes.

6.5          Other Liens.    Not to create,  assume,  or allow  any security  interest  or lien  (including  judicial  liens)  on property  the Borrower  now or later owns,  except:

(a)           Liens and security  interests  in favor  of the Bank  or any affiliate  of the  Bank.

(b)           Liens outstanding  on the date  of this Agreement  disclosed  in writing  to the  Bank.

6.6          Maintenance of Assets.

(a)           Not to sell, assign,  lease,  transfer  or otherwise  dispose  of any  part of the  Borrower's  business  or the Borrower's assets  except  inventory  sold  in the ordinary  course  of the Borrower's  business.

(b)           Not to sell,  assign,  lease,  transfer  or otherwise  dispose  of any  assets  for less than  fair market  value,  or enter  into any agreement  to do so.

(c)           Not to enter  into any  sale and leaseback  agreement  covering  any of its fixed  assets.

Ref#: 1001553577 : - MECHANICAL TECHNOLOGY, INCORPORATED

AFS Loan Agreement

(d)          To  maintain  and preserve  all rights,  privileges,  and franchises  the  Borrower  now has.

(e)          To  make any repairs,  renewals,  or replacements  to keep the  Borrower's  properties  in good  working  condition.

6.7         Loans.    Not to make any  loans,  advances  or other  extensions  of credit  to any individual  or entity  except  for extensions  of credit  in the  nature  of accounts  receivable  or notes  receivable  arising  from the sale or lease  of goods  or services  in the ordinary  course  of business  to non-affiliated  entities.

6.8         Change of Management.     Not to make  any substantial  change  in the  present  executive  personnel  of the Borrower.

6.9         Change of Ownership.     If the  Borrower  is anything  other  than  a natural  person,  not to cause,  permit,  or suffer any change  in capital  ownership  such that there  is a material  change,  as determined  by the  Bank in its sale discretion,  in the direct  or indirect  capital  ownership  of the  Borrower.

6.10       Additional Negative Covenants.     Not to, without  the  Bank's written  consent:

(a)          Enter into any consolidation,   merger,  or other  combination,  or become  a partner  in a partnership,  a member  of a joint  venture,  or a member  of a limited  liability  company.

(b)         Acquire  or purchase  a business  or its assets.

(c)          Engage  in any  business  activities  substantially  different  from the  Borrower's  present  business.

(d)         Liquidate  or dissolve  the  Borrower's  business.

6.11      Notices to Bank.   To promptly  notify the  Bank in writing  of:

(a)        Any  event  of default  under this Agreement,  or any event  which,  with  notice or lapse of time  or both, would constitute  an event  of default.

(b)        Any  change  in the Borrower's  name,  legal structure,  principal  residence,  or name  on any driver's  license  or special  identification  card  issued  by any state  (for an individual),  state  of registration  (for a registered  entity),  place of business,  or chief executive  office  if the  Borrower  has more than  one place of business.

6.12       Insurance

(a)         General Business  Insurance.   To  maintain  insurance  as is usual for the business  it is in.

(b)         Insurance Covering  Collateral.   To  maintain  all risk property  damage  insurance  policies  (including  without limitation  windstorm  coverage,  and hurricane  coverage  as applicable)  covering  the tangible  property  comprising the  collateral.   Each  insurance  policy  must be ***Ins covering  collateral  MC***.   The  insurance  must be issued  by an insurance  company  acceptable  to the Bank and must  include  a lender's  loss  payable  endorsement   in favor  of the  Bank  in a form  acceptable  to the  Bank.

(c)         Evidence of Insurance.   Upon the  request  of the Bank, to deliver  to the  Bank a copy  of each  insurance  policy,  or, if permitted  by the  Bank, a certificate  of insurance  listing all insurance  in force.

6.13     Compliance with Laws.   To comply  with  the laws (including  any fictitious  or trade  name statute),  regulations,  and orders  of any  government  body with  authority  over the Borrower's  business.   The  Bank shall have  no obligation  to make any advance  to the  Borrower  except  in compliance  with all applicable  laws and regulations  and the  Borrower  shall fully cooperate  with  the Bank  in complying  with  all such  applicable  laws and  regulations.

6.14     Books and  Records.    To maintain  adequate  books  and records.

6.15     Audits.    To allow  the  Bank and its agents  to inspect  the  Borrower's  properties  and examine,  audit,  and make copies  of books  and records  at any  reasonable  time.   If any of the Borrower's  properties,  books  or records  are in the possession  of a third party,  the  Borrower  authorizes  that third  party  to permit  the  Bank or its agents  to have access  to perform  inspections  or audits  and to  respond  to the Bank's  requests  for  information  concerning  such  properties,  books and  records.

Ref#: 1001553577 : - MECHANICAL TECHNOLOGY, INCORPORATED

AFS Loan Agreement

6.16     Perfection of  Liens.   To help  the  Bank  perfect and  protect its security  interests  and liens, and reimburse  it for related  costs  it incurs  to protect  its security  interests  and liens.

6.17     Cooperation.     To take  any action  reasonably  requested  by the  Bank  to carry  out the intent  of this  Agreement.

6.18     Bank as  Principal   Depository.     To  maintain  the  Bank or one of its affiliates  as  its principal  depository  bank, including  for the  maintenance  of business,  cash  management,  operating  and administrative   deposit  accounts.

7. HAZARDOUS SUBSTANCES

7.1       Indemnity    Regarding   Hazardous   Substances.     The  Borrower  will  indemnify  and hold  harmless  the  Bank  from any loss or liability  the  Bank  incurs  in connection  with  or as a result  of this Agreement,  which  directly  or indirectly  arises out of the use,  generation,  manufacture,  production,  storage,  release,  threatened   release,  discharge,  disposal  or presence of a hazardous  substance.   This  indemnity  will  apply whether  the  hazardous  substance  is on,  under or about  the Borrower's  property  or operations  or property  leased  to the  Borrower.   The  indemnity  includes  but is not limited  to attorneys'  fees  (including  the reasonable  estimate  of the allocated  cost of  in-house  counsel  and staff).   The  indemnity extends  to the  Bank,  its parent, subsidiaries  and all of their directors,  officers,  employees,  agents,  successors,  attorneys and  assigns.

7.2       Compliance    Regarding   Hazardous   Substances.     The  Borrower  represents  and warrants  that the  Borrower  has complied  with all  current and future  laws,  regulations  and ordinances  or other  requirements  of any governmental   authority relating to or imposing  liability  or standards  of conduct  concerning  protection  of  health or the  environment  or hazardous substances.

7.3         Notices   Regarding   Hazardous   Substances.     Until full repayment  of the  loan, the  Borrower  will  promptly  notify the  Bank  in writing  of any threatened  or pending  investigation  of the Borrower  or its operations  by any governmental agency  under any current  or future law,  regulation  or ordinance  pertaining  to any  hazardous  substance.

7.4         Site Visits,   Observations and  Testing.    The  Bank and its agents  and representatives  will  have the  right at any reasonable  time,  after giving  reasonable  notice  to the Borrower,  to  enter  and visit  any  locations  where  the collateral securing  this  Agreement  (the "Collateral")  is located  for the  purposes  of observing  the Collateral,  taking  and  removing environmental   samples,  and conducting  tests.   The  Borrower  shall  reimburse  the  Bank  on demand  for  the costs  of any such  environmental   investigation  and testing.   The  Bank will  make  reasonable  efforts  during  any site visit,  observation  or testing  conducted  pursuant  to this  paragraph  to avoid  interfering  with  the  Borrower's  use of the Collateral.   The  Bank  is under  no duty  to observe  the Collateral  or to conduct  tests,  and any such  acts by the  Bank will  be solely  for the  purposes of protecting  the  Bank's security  and preserving  the Bank's  rights  under this Agreement.    No site visit, observation  or testing  or any report  or findings  made  as a result  thereof  ("Environmental   Report")  (1) will  result  in a waiver  of any default of the  Borrower;  (ii) impose  any  liability  on the Bank;  or (iii)  be a representation  or warranty  of  any kind regarding  the Collateral  (including  its condition  or value  or compliance  with  any laws)  or the  Environmental   Report  (including  its accuracy  or completeness).    In the event  the  Bank  has a duty  or obligation  under applicable  laws,  regulations  or other requirements  to disclose  an Environmental  Report  to the  Borrower  or any other  party, the  Borrower  authorizes  the  Bank  to make  such  a disclosure.   The  Bank  may also disclose  an Environmental   Report  to any regulatory  authority,  and to any other  parties  as  necessary  or appropriate  in the  Bank's judgment.   The  Borrower  further  understands  and agrees  that any Environmental   Report  or other  information  regarding  a site visit, observation  or testing  that is disclosed  to the  Borrower  by the  Bank  or its agents  and representatives   is to  be evaluated  (including  any reporting  or other disclosure  obligations  of the Borrower)  by the  Borrower  without  advice  or assistance  from the  Bank.

7.5         Definition of  Hazardous Substances.     "Hazardous  substances"   means  any substance,  material  or waste  that is or becomes  designated  or regulated  as "toxic,"  "hazardous,"  "pollutant,"  or "contaminant"   or a similar  designation  or regulation  under any current  or future federal,  state  or local  law (whether  under common  law, statute,  regulation  or otherwise)  or judicial  or administrative  interpretation   of such,  including  without  limitation  petroleum  or natural gas.

7.6         Continuing  Obligation.     The  Borrower's  obligations  to the  Bank under  this Article,  except  the obligation  to give notices  to the  Bank,  shall  survive  termination  of this Agreement  and  repayment  of the  Borrower's  obligations  to the  Bank under this Agreement.

8. DEFAULT AND REMEDIES

Ref#: 1001553577 : - MECHANICAL TECHNOLOGY, INCORPORATED

AFS Loan Agreement

Without  limiting  any of the  Bank's  rights and  remedies  in this Agreement,  if any of the following  events  of default  occurs, the Bank  may do one or more  of the following  without  prior  notice:  declare  the Borrower  in default,  stop  making  any additional  credit  available  to the Borrower,  and require  the  Borrower  to repay  its entire  debt  immediately.   If an event which,  with  notice or the passage  of time,  will constitute  an event  of default  has occurred  and  is continuing,  the  Bank has no obligation  to make advances  or extend  additional  credit  under this Agreement.   In addition,  if any event  of default occurs,  the  Bank shall  have all  rights, powers  and  remedies  available  under any instruments  and agreements  required  by or executed  in connection  with this Agreement,  as well  as all rights  and remedies  available  at law or in equity.   If an event of default  occurs  under the paragraph  entitled  "Bankruptcy/Receivers,"    below, with respect  to the Borrower,  then the entire  debt  outstanding  under this Agreement  will automatically   be due immediately.

8.1         Failure to Pay.   The  Borrower  fails to make  a payment  under this Agreement  when  due.

8.2         Covenants.    Any  default  in the  performance  of or compliance  with  any obligation,  agreement  or other  provision contained  in this  Agreement  (other  than  those  specifically  described  as an event  of default  in this Article).

8.3         Other Bank  Agreements.     Any default  occurs  under any guaranty,  subordination  agreement,  security  agreement, deed  of trust,  mortgage,  or other document  required  by or delivered  in connection  with  this Agreement  or any such document  is no longer  in effect,  or any guarantor  purports  to revoke  or disavow  the guaranty;  or any  representation  or warranty  made  by any guarantor  is false when  made  or deemed  to be made;  or any default  occurs  under any  other agreement  the  Borrower  (or any Obligor)  has with  the  Bank or any affiliate  of the  Bank.   For purposes  of this Agreement, "Obligor"  shall  mean  any guarantor,  any  party  pledging  collateral  to the  Bank, or, if the  Borrower  is comprised  of the trustees  of a trust,  any trustor.

8.4         Cross-default.     Any  default  occurs  under  any agreement  in connection  with  any credit  the  Borrower  (or any Obligor)  has obtained  from  anyone  else or which  the  Borrower  (or any Obligor)  or any  of the Borrower's  related  entities  or affiliates  has guaranteed.

8.5         False Information.     The  Borrower  or any Obligor  has given the  Bank false  or misleading  information  or representations.

8.6         Bankruptcy/Receivers.       The  Borrower,  any Obligor,  or any general  partner  of the  Borrower  or of any Obligor  files a bankruptcy  petition,  a bankruptcy  petition  is filed  against  any of the foregoing  parties  and  such  petition  is not dismissed within  a period  of forty-five  (45) days after  the filing,  or the  Borrower,  any Obligor,  or any  general  partner  of the Borrower or of any  Obligor  makes  a general  assignment  for the benefit  of creditors;  or a receiver  or similar  official  is appointed  for a substantial  portion  of Borrower's  or any Obligor's  business;  or the  business  is terminated,  or such Obligor  is liquidated  or dissolved.

8.7         Revocation or Termination.     If the  Borrower  is comprised  of the trustee(s)  of a trust,  the trust  is revoked  or otherwise  terminated  or all or a substantial  part of the  Borrower's  assets  are distributed  or otherwise  disposed  of.

8.8         Lien Priority.    The  Bank fails to have an enforceable  first  lien (except  for any prior  liens  to which  the  Bank has consented  in writing)  on or security  interest  in any  property  given  as security  for this Agreement   (or any guaranty).

8.9         Judgments.     Any judgments  or arbitration  awards  are entered  against  the  Borrower  or any Obligor.

8.10       Death.   If the  Borrower  or any Obligor  is a natural  person,  the  Borrower  or such  Obligor  dies or becomes  legally incompetent;  if the Borrower  or any  Obligor  is a trust,  a trustor  dies or becomes  legally  incompetent;   if the Borrower  or any Obligor  is a partnership,  any general  partner  dies  or becomes  legally  incompetent.

8.11       Material Adverse Change.   A material  adverse  change  occurs,  or is reasonably  likely  to occur,  in the  Borrower's (or any  Obligor's)  business  condition  (financial  or otherwise),  operations,  or properties,  or ability to repay  the credit.

8.12       Government Action.    Any  government  authority  takes  action  that the Bank believes  materially  adversely  affects the  Borrower's  or any Obligor's  financial  condition  or ability  to repay.

8.13       ERISA Plans.   A reportable  event  occurs  under  Section  4043(c)  of ERISA,  or any Plan termination  (or commencement   of proceedings  to terminate  a Plan) or the full or partial withd rawal from  a Plan under  Section  4041  or 4042  of ERISA  occurs;  provided  such event  or events  could  reasonably  be expected,  in the judgment  of the  Bank, to have a material  adverse  effect.

Ref#: 1001553577 : - MECHANICAL TECHNOLOGY, INCORPORATED

AFS Loan Agreement

9. ENFORCING THIS AGREEMENT; MISCELLANEOUS

9.1         GAAP.   Except  as otherwise  stated  in this Agreement,  all financial  information  provided  to the  Bank and all financial  covenants  will be made  under generally  accepted  accounting  principles,  consistently   applied  or another  basis acceptable  to the  Bank.

9.2         Governing Law.   Except  to the extent that  any law  of the  United States  may  apply,  this Agreement  shall  be governed  and  interpreted  according  to the laws of  New York  (the "Governing  Law State"), without  regard  to any  choice  of law, rules  or principles  to the  contrary.   Nothing  in this  paragraph  shall  be construed  to limit or otherwise  affect  any rights or remedies  of the  Bank  under federal  law.

9.3         Venue and Jurisdiction.      The  Borrower  agrees  that any action  or suit against  the  Bank  arising  out of or relating to this  Agreement  shall  be filed  in federal  court  or state court  located  in the Governing  Law State.  The  Borrower  agrees that the  Bank  shall  not be deemed  to  have waived  its  rights to enforce  this section  by filing  an action or suit against  the Borrower  in a venue  outside  of the Governing  Law State.   If the Bank  does commence  an action  or suit  arising out  of or relating to this  Agreement,  the Borrower  agrees  that the case  may be filed  in federal  court  or state  court  in the  Governing Law State.   The  Bank reserves  the right  to commence  an action  or suit  in any other jurisdiction  where  the Borrower,  any Guarantor,  or any collateral  has any presence  or is located.   The  Borrower  consents  to personal  jurisdiction  and venue  in such  forum  selected  by the  Bank and waives  any right to contest  jurisdiction  and venue  and the convenience  of any such forum.   The  provisions  of this section  are material  inducements  to the  Bank's acceptance  of this Agreement.

9.4        Successors and Assigns.     This Agreement   is binding  on the  Borrower's  and the Bank's  successors  and assignees.   The  Borrower  agrees  that it may  not assign  this  Agreement  without  the  Bank's  prior consent.

9.5        Waiver   of  Jury  Trial.    EACH  PARTY  HERETO  HEREBY  IRREVOCABLY   WAIVES,  TO THE  FULLEST EXTENT  PERMITTED  BY  APPLICABLE    LAW  ANY  RIGHT  IT MAY  HAVE  TO A TRIAL  BY JURY  IN ANY  LEGAL PROCEEDING   DIRECTLY  OR  INDIRECTLY   ARISING   OUT OF OR  RELATING  TO THIS  AGREEMENT   OR ANY OTHER  DOCUMENT  EXECUTED  IN CONNECTION   HEREWITH  OR THE TRANSACTIONS    CONTEMPLATED HEREBY  OR THEREBY  (WHETHER   BASED  ON  CONTRACT,   TORT  OR ANY  OTHER  THEORY).   EACH  PARTY HERETO  (a) CERTIFIES  THAT  NO  REPRESENTATIVE,    AGENT  OR ATTORNEY   OF ANY  OTHER  PERSON  HAS REPRESENTED,   EXPRESSLY  OR  OTHERWISE,  THAT  SUCH  OTHER  PERSON  WOULD  NOT, IN THE  EVENT  OF LITIGATION,   SEEK  TO  ENFORCE  THE  FOREGOING  WAIVER,   (b) ACKNOWLEDGES    THAT  IT AND  THE OTHER PARTIES  HERETO  HAVE  BEEN  INDUCED  TO  ENTER  INTO THIS  AGREEMENT   AND  THE  OTHER  DOCUMENTS CONTEMPLATED    HEREBY  BY, AMONG  OTHER  THINGS,  THE  MUTUAL  WAIVERS  AND  CERTIFICATIONS   IN THIS SECTION  AND  (c)  CERTIFIES  THAT  THIS WAIVER   IS  KNOWINGLY,  WILLINGLY   AND  VOLUNTARILY    MADE.

9.6         Severability; Waivers.    If any  part of this Agreement  is not enforceable,  the  rest of the Agreement  may  be enforced.   The  Bank retains  all rights,  even  if it makes a roan after  default.   If the  Bank waives  a default,  it may  enforce  a later  default.   Any  consent  or waiver  under  this Agreement   must be in writing.

9.7         Expenses.

(a)          The  Borrower  shall  pay to the  Bank immediately  upon  demand  the full amount  of all payments,  advances, charges,  costs and expenses,  including  reasonable  attorneys'  fees, expended  or incurred  by the  Bank  in connection  with  (a) the negotiation  and preparation  of this Agreement  and any related  agreements,  the  Bank's continued  administration  of this Agreement  and such  related  agreements,  and the preparation  of any amendments   and waivers  related  to this Agreement  or such  related agreements,   (b) filing,  recording  and search fees,  appraisal  fees,  field examination  fees,  title  report  fees,  and documentation   fees  with  respect  to any collateral and  books  and records  of the  Borrower  or any  Obligor,  (c) the  Bank's costs  or losses  arising from any  changes  in law which  are allocated  to this Agreement  or any credit  outstanding  under this Agreement,   and (d) costs  or expenses  required to be paid  by the  Borrower  or any Obligor  that are  paid, incurred  or advanced  by the  Bank.

 (b)         The  Borrower  will  indemnify  and hold  the Bank  harmless  from any loss,  liability,  damages,  judgments,   and costs of any  kind relating to or arising  directly  or indirectly  out of  (a) this Agreement  or any document  required hereunder,  (b) any credit  extended  or committed  by the  Bank to the  Borrower  hereunder,  and (c) any  litigation  or proceeding  related to or arising  out of this  Agreement,  any such  document,  or any such  credit,  including,  without limitation,  any act  resulting  from the  Bank  complying  with  instructions  the  Bank  reasonably  believes  are  made  by any Authorized  Individual.   This  paragraph  will  survive  this Agreement's  termination,  and will  benefit  the  Bank and its officers,  employees,  and agents.

Ref#: 1001553577 : - MECHANICAL TECHNOLOGY, INCORPORATED

AFS Loan Agreement

(c)         The  Borrower  shall  reimburse  the Bank for any  reasonable  costs  and attorneys'  fees  incurred  by the Bank  in connection  with  (a) the enforcement  or preservation  of the  Bank's  rights and  remedies  and/or  the collection  of any obligations  of the  Borrower  which  become  due to the Bank  and in connection  with any  "workout"  or restructuring, and (b) the prosecution  or defense  of any action  in any way  related  to this Agreement,  the credit  provided hereunder  or any related  agreements,  including  without  limitation,  any action for declaratory  relief,  whether incurred  at the trial  or appellate  level,  in an arbitration  proceeding  or otherwise,  and including  any of the foregoing incurred  in connection  with  any bankruptcy  proceeding  (including  without  limitation,  any adversary  proceeding, contested  matter  or motion  brought  by the Bank  or any other  person)  relating  to the  Borrower  or any other  person or entity.

9.8        Individual Liability.     If the  Borrower  is a natural  person,  the  Bank  may proceed  against  the  Borrower's  business and non-business  property  in enforcing  this and other  agreements  relating to this  loan.   If the  Borrower  is a partnership, the Bank  may  proceed  against  the  business  and non-business   property  of each  general  partner  of the Borrower  in enforcing  this and other  agreements  relating  to this loan.

9.9        Joint and Several  Liability.     If two or more  Borrowers  sign this Agreement,  each  Borrower  agrees  that  it is jointly and severally  liable  to the  Bank for the payment  of all obligations  arising  under this Agreement,  and that  such  liability  is independent  of the obligations  of the other  Borrowers.

9.10      Set-Off.    Upon and after  the occurrence  of an event  of default  under this Agreement,  (a) the Borrower  hereby authorizes  the  Bank, at any time and from time  to time, without  notice, which  is hereby  expressly  waived  by the  Borrower, and whether  or  not the  Bank shall  have declared  any credit  subject  hereto to  be due and payable  in accordance  with  the terms  hereof,  to set  off against,  and to appropriate  and apply  to the  payment  of, the Borrower's  Obligations  (whether matured  or unmatured,  fixed or contingent,  liquidated  or unliquidated),  any and all amounts  owing  by the  Bank to the Borrower  (whether  payable  in U.S.  dollars or any other currency,  whether  matured  or unmatured,  and in the case  of deposits,  whether  general  or special  (except  trust and escrow  accounts),  time  or demand  and however  evidenced),  and (b) pending  any  such action,  to the extent  necessary,  to  hold such  amounts  as collateral  to  secure  such  Obligations  and to return  as unpaid  for  insufficient  funds  any and all checks  and other  items drawn  against  any deposits  so held  as the  Bank, in its sole discretion,  may  elect.  The  Borrower  hereby  grants  to the  Bank a security  interest  in all deposits  and accounts maintained  with  the  Bank to secure  the payment  of all Obligations  of the Borrower  to the  Bank under this  Agreement  and all agreements,  instruments  and documents  related  to this Agreement.  "Obligations"  means  all obligations,   now or hereafter  existing,  of the  Borrower  to the  Bank under this Agreement  and  under any other agreement  or instrument executed  in connection  with  this Agreement.

9.11      One Agreement.     This Agreement  and any  related  security  or other  agreements  required  by this Agreement constitute  the entire  agreement  between  Borrower  and Bank with  respect  to each  credit subject  hereto  and supersede  all prior negotiations,  communications,   discussions  and correspondence   concerning  the subject  matter  hereof.

In the event  of any conflict  between  this Agreement  and any other  agreements  required  by this Agreement,  this Agreement  will  prevail.

9.12      Notices.    Unless otherwise  provided  in this Agreement   or in another  agreement  between  the  Bank and the Borrower,  all  notices  required  under this Agreement  shall  be personally  delivered  or sent by first class  mail, postage prepaid,  or by overnight  courier  to the  addresses  on the  signature  page  of this Agreement,  or to such  other  addresses  as the  Bank and the  Borrower  may  specify from  time to time  in writing.   Notices  and other  communications   shall  be effective (l) if mailed,  upon  the earlier  of  receipt  or five  (5) days  after deposit  in the  U.S. mail, first class,  postage  prepaid,  or  (ii) if hand-delivered,   by courier  or otherwise  (including  telegram,  lettergram  or mailgram),  when  delivered.

9.13      Headings.    Article  and paragraph  headings  are for  reference  only and shall  not affect  the  interpretation  or meaning  of any  provisions  of this Agreement.

9.14      Counterparts.     This Agreement  may be executed  in any  number  of counterparts,  each  of which,  when  so executed,  shall  be deemed  to be an original,  and all of which  when  taken  together  shall  constitute  one and the same Agreement.    Delivery  of an executed  counterpart  of this Agreement  (or of any agreement  or document  required  by this Agreement  and any amendment  to this  Agreement)  by telecopy  or other  electronic  imaging  means  shall  be as effective  as delivery  of a manually  executed  counterpart  of this Agreement;   provided,  however,  that the telecopy  or other  electronic image  shall  be promptly  followed  by an original  if required  by the Bank.

Ref#: 1001553577 : - MECHANICAL TECHNOLOGY, INCORPORATED

AFS Loan Agreement

 9.15     Borrower   Information; Reporting  to  Credit  Bureaus.    The  Borrower  authorizes  the  Bank at any time  to verify  or check  any information  given  by the  Borrower  to the  Bank, check  the  Borrower's  credit  references,  verify  employment,   and obtain  credit  reports.   The  Borrower  agrees  that the Bank shall  have the right  at all times to disclose  and report  to credit reporting  agencies  and credit  rating  agencies  such information  pertaining  to the  Borrower  and/or  all guarantors  as  is consistent  with  the  Bank's  policies  and  practices  from time to time  in effect.

9.16     Customary    Advertising    Material.    The  Borrower  and each  Obligor  consent  to the publication  by the  Bank  of customary  advertising  material  relating  to the transactions  contemplated   hereby  using the name,  product  photographs, logo  or trademark  of the Borrower  or such  Obligor.

9.17     Amendments.    This Agreement  may  be amended  or modified  only in writing  signed  by each  party  hereto.

9.18     Limitation of  Interest and Other Charges.    If, at any time, the  rate of interest,  together  with all  amounts  which constitute  interest  and which  are reserved,  charged  or taken  by the  Bank as compensation  for fees,  services  or expenses incidental  to the making,  negotiating  or collection  of the loan evidenced  hereby,  shall  be deemed  by any competent  court of law,  governmental  agency  or tribunal  to exceed  the maximum  rate of interest  permitted  to be charged  by the  Bank to the  Borrower  under  applicable  law, then,  during  such time  as such  rate of interest  would  be deemed  excessive,  that portion  of each  sum  paid attributable  to that portion  of such  interest  rate that exceeds  the maximum  rate of interest  so permitted  shall  be deemed  a voluntary  prepayment  of principal.   As  used  herein,  the term  "applicable  law" shall  mean  the law in effect  as of the date hereof;  provided,  however,  that in the event  there  is a change  in the law which  results  in a higher  permissible  rate of interest,  then this Agreement  shall  be governed  by such  new law as of its effective  date.

The  Borrower  executed  this Agreement  as of the  date stated  at the top of the first  page, intending  to create  an instrument executed  under seal.

Bank:

Bank  of America,  N.A.

By:/s/ Scott L. Card

Scott  L. Card,  Senior  Vice  President

Borrower:

Mechanical Technology, Incorporated

By:/s/ Rick Jones                                                       (Seal)

Rick Jones, Chief Financial Officer

Address where notices to Mechanical Technology,	Address where notices to the Bank are to be sent:
Incorporated are to be sent:
325 Washington Avenue Ext	Doc Retention - GCF
Albany, NY 12205	CT2-515-BB-03
70 Batterson Park Road
Farmington, CT 06032

Ref#: 1001553577 : - MECHANICAL TECHNOLOGY, INCORPORATED

AFS Loan Agreement

Federal law requires Bank of America, N.A. (the  "Bank") to provide the  following   notice.   The notice is not  part  of the foregoing agreement  or  instrument   and may  not  be  altered.   Please read the notice  carefully.

(1)          USA PATRIOT ACT NOTICE

Federal  law  requires  all financial  institutions  to obtain,  verify and record  information  that  identifies  each  person who  opens an account  or obtains  a loan.  The  Bank will ask for the  Borrower's  legal  name,  address,  tax  ID number  or social  security number  and other  identifying  information.   The  Bank  may  also ask for additional  information  or documentation   or take other  actions  reasonably  necessary  to verify the  identity  of the  Borrower,  guarantors  or other  related  persons.

Ref#: 1001553577 : - MECHANICAL TECHNOLOGY, INCORPORATED

AFS Loan Agreement

SCHEDULE A

FEES

(a)          Waiver Fee.   If the Bank, at  its discretion,  agrees  to waive  or amend  any terms  of this Agreement,  the  Borrower will,  at the  Bank's option,  pay the  Bank a fee for each waiver  or amendment  in an amount  advised  by the  Bank at the time the  Borrower  requests  the waiver  or amendment.    Nothing  in this  paragraph  shall  imply that the  Bank  is obligated  to agree to any waiver  or amendment  requested  by the  Borrower.   The  Bank  may  impose additional requirements  as a condition  to any waiver  or amendment.

(b)           Late Fee.  To the extent  permitted  by law, the  Borrower  agrees  to pay a late fee in an amount  not to exceed  four percent  (4%) of any payment  that  is more than  fifteen  (15) days  late;  provided  that such  late fee shall  be reduced to two  percent  (2%) of any  required  principal  and  interest  payment  that is not paid within  fifteen  (15) days  of the date  it is due  if the  loan  is secured  by a mortgage  on an owner-occupied   residence.   The  imposition  and payment of a late fee shall  not constitute  a waiver  of the  Bank's  rights with  respect  to the default.